Filed pursuant to Rule 497(c)

Registration No. 033-7305

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Sky International Value Fund

Class Y Shares
Institutional Class Shares

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

August 31, 2007

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Sky International Value Fund (the “Fund”) is a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the Fund is to achieve capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of companies located in a number of different industrialized countries outside of North America.

This Fund’s investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Fund.  Please read it carefully and keep it for future reference.

Table of Contents

The Fund at a Glance	1

Fees and Expenses of the Fund	2

Principal Investment Strategy	3

Investment Process	3

Prior Performance of Sky	4

Fund Management	5

Your Account	6

Distribution Arrangements	10

Exchange Privilege	10

Valuation of Fund Shares	10

Portfolio Holdings Disclosure Policy	11

Distributions and Tax Treatment	11

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

The Fund At A Glance

Investment Objective.  The Fund seeks capital appreciation.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in a diversified portfolio of equity securities (including common, convertible and preferred stocks) of companies located in a number of different industrialized countries outside of North America, which consists of those countries that are represented in the Morgan Stanley Capital International, Inc. ® EAFE® Index (the “MSCI EAFE® Index”).  The Fund invests primarily in developed markets but may invest up to 15% of its total assets in securities that trade in emerging or developing markets.  The Fund invests primarily in large- and mid-cap companies with market capitalizations in excess of U.S. $2 billion at the time of purchase.  In constructing a portfolio for the Fund, the Fund’s subadviser, Sky Investment Counsel Inc. (“Sky”), generally invests in companies that it believes are attractively valued and that have superior management, industry leadership, a high level of profitability compared to their competitors, a sound financial position and strong earnings growth.

Principal Risk Factors.  The main risks of investing in the Fund are:

Market Risks.  The Fund’s investments are subject to market risk, so that the value of the Fund’s investments may decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Equity Securities Risks.  Common stocks and other equity securities generally fluctuate in value based on the earnings of the company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuation in share price than a fund that invests a significant portion of its assets in fixed income securities.

Foreign Securities Risks.  The Fund invests predominately in securities of companies in foreign countries.  Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of the securities markets compared to U.S. markets.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that Sky would like to sell.  Sky may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mid-Cap Companies Risks.  The mid-cap companies in which the Fund may invest often have narrower markets and more limited managerial and financial resources than larger, more established companies, and, therefore, may be more vulnerable to adverse business or economic events than larger companies.  As a result, mid-cap companies’ performance may be more volatile, which could increase the volatility of the Fund’s portfolio.

Currency Risks.  Investments in foreign securities denominated and traded in foreign currencies involve additional risks.  The value of the Fund’s foreign securities as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  In addition, the Fund may incur costs in connection with conversions between various currencies.

Emerging Markets Risks.  The Fund may invest up to 15% of its total assets in securities of companies that trade in emerging or developing markets.  The risks of foreign investments typically are greater in emerging markets.  Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility.  These countries may have less developed legal and accounting structures and are more likely to experience high levels of inflation, deflation or currency devaluations, which could adversely affect their economies and securities markets

Value Investing Risks.  The Fund invests primarily in value-style stocks, stocks whose prices Sky believes are undervalued in relation to fundamental measures.  Value shares may never increase in price as anticipated by Sky, or may decline even further if the market fails to recognize the company’s value, if the factors that Sky believes will increase the price do not occur or if a stock judged to be undervalued is actually appropriately priced.

Region or Sector Risks.  The Fund may invest a higher percentage of its total assets in a particular region or sector of international markets.  In such a case, changes affecting that region or sector may have a significant impact on the Fund’s overall portfolio.

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The Fund may be an appropriate investment for you if you:

•

Seek capital appreciation; and

•

Want to include an international value fund in your portfolio.

Performance of the Fund.  Performance information for the Fund is not included because the Fund did not commence operations until after the date of this Prospectus.

Fees And Expenses Of The Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)(1)	NONE	NONE
Redemption Fee (as a percentage of amount redeemed)(2)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(3)
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	NONE
Other Expenses(3) (4)	1.01%	0.81%
Total Annual Fund Operating Expenses(3) (4)	2.21%	1.76%
Fee Waiver/Expense Reimbursement(5)	(0.97)%	(0.97)%
Net Expenses	1.24%	0.79%

____________

(1)

The Fund will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days from the date of purchase.

(3)

Stated as a percentage of the Fund’s average daily net assets.

(4)

“Other Expenses” and “Total Annual Fund Operating Expenses” are estimates for the Fund’s first fiscal period ended June 30, 2008 and, with respect to Class Y shares, include a shareholder servicing fee of 0.20%.

(5)

Pursuant to an expense cap agreement between Frontegra and the Company, Frontegra has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.24% of the Fund’s average daily net assets for Class Y shares and 0.79% of the Fund’s average daily net assets for Institutional Class shares.  The expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by Frontegra or the Company prior to renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Frontegra’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2008.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years
Class Y	$126	$564
Institutional Class	$ 81	$425

Principal Investment Strategy

The Fund invests, under normal conditions, at least 80% of its assets in a diversified portfolio of equity securities of companies located in industrialized countries outside of North America, including Europe, Australasia and Japan.  The Fund considers industrialized countries outside of North America to consist of those countries that are represented in the MSCI EAFE® Index.  The Fund invests primarily in large- and mid-cap companies with market capitalizations in excess of U.S. $2 billion at the time of purchase.  In constructing a portfolio for the Fund, the Fund’s subadviser, Sky, generally invests in companies that it believes are attractively valued and that have superior management, industry leadership, a high level of profitability compared to their competitors, a sound financial position and strong earnings growth.  The investment universe includes all the stocks in the MSCI EAFE® Index, stocks traded in foreign markets that are not included in the MSCI EAFE® Index and stocks traded in certain emerging markets.

Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, American Depositary Receipts, Global Depositary Receipts or other similar securities representing equity securities of non-U.S. issuers.

The Fund may invest up to 100% of its total assets in cash and short-term money market securities as a temporary defensive position during adverse market, economic or political conditions and in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

Investment Process

In constructing a portfolio for the Fund, Sky generally invests in companies that it believes are attractively valued and that have superior management, industry leadership, a high level of profitability compared to their competitors, a sound financial position and strong earnings growth.  Sky primarily uses internally generated proprietary research and conducts management interviews to gain an understanding of the company’s long-term positioning.  Sky uses a bottom-up investment process consisting of two steps.  The first step is the proprietary screening methods which reduce the investable universe of several thousand companies to approximately 1,000.  Companies that are selling at steep discounts to their historical values and relative to their industry peers or the general market are highlighted for review.  The second step involves fundamental research on approximately 500 companies in which Sky focuses its efforts on the quality of the company based upon its growth, financial strength, profitability and corporate governance as well as its liquidity.

Sky purchases securities at what it believes is the low point of valuation and/or sentiment.  Existing holdings may be sold or reduced when any one of the following occurs:  (i)  fundamental deterioration or structural changes warrants a re-assessment of valuation parameters; (ii) price appreciation is rapid, resulting in a stock exceeding reasonable valuation levels; and/or (iii) unforeseen regulatory or corporate governance issues render limited upside or potential downside.

Prior Performance Of Sky

The following table shows the historical composite performance data for all of Sky’s accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the International Equity composite (the “Composite”).  The Composite includes the performance of all pooled investment vehicles, such as mutual funds, and other accounts managed by Sky in the International Equity style during the periods stated.

The Composite has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended, and the Investment Company Act of 1940, as amended, respectively.  Consequently, the performance results for the Composite could have been adversely affected if the Composite had been regulated under the federal securities and tax laws.  The data is provided to illustrate the past performance of Sky in managing a substantially similar portfolio as measured against the MSCI EAFE® Index and does not represent the performance of the Fund.  You should not consider this performance data as an indication of the future performance of the Fund or Sky.

All returns presented were calculated in compliance with the Global Investment Performance Standards (GIPS®).  All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses.  All returns reflect the deduction of investment advisory fees, if applicable, brokerage commissions and execution costs paid by the accounts included in the Composite, without provision for federal or state income taxes.  Cash and cash equivalents are included in the performance returns.  No leveraged positions were used.  Total return is calculated monthly in accordance with the time weighted rate of return method provided for by GIPS® standards accounted for on a trade-date basis.  The monthly returns are linked to derive an annual total return.  GIPS® standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite’s expenses are lower than the Fund’s expenses.  Accordingly, if the Fund’s expenses had been deducted from the Composite’s returns, the returns would be lower than those shown.  The results of the Composite are not intended to predict or suggest the future returns of the Fund.

Sky Investment Counsel Inc.

International Equity Composite Performance History:  9/30/94-6/30/07(1)

Periods Ended 6/30/07	International Equity Composite Total Return	MSCI EAFE®Index(2)
1 Year	30.1%	27.0%
5 Years	23.0%	17.7%
10 Years	14.1%	7.7%
From Inception(3)	12.8%	8.52%

____________

(1)

Return information for the Fund is not included in this Prospectus because the Fund did not commence operations until after the date of this Prospectus.

(2)

The MSCI EAFE® Index is an unmanaged market-weighted index of companies in developed markets, excluding the United States and Canada.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(3)

The Composite commenced operations on September 30, 1994

Average Annualized Return:  9/30/94-6/30/07

International Equity Composite Performance

12.02%

MSCI EAFE® Index

7.27%

Fund Management

Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra (the “Investment Advisory Agreement”) pursuant to which Frontegra supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Frontegra has entered into a subadvisory agreement with Sky under which Sky serves as the Fund’s portfolio manager and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Frontegra provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

A discussion regarding the Board of Directors’ basis for approving the Fund’s investment advisory agreement and subadvisory agreement will be included in the Fund’s semi-annual report for the period ended December 31, 2007.

Adviser.  The Company is managed by Frontegra, which supervises the management of the Fund’s portfolio by the subadviser and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra.  Under the Investment Advisory Agreement, the Fund compensates Frontegra at the annual rate of 0.95% of the Fund’s average daily net assets.

Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.24% of the Fund’s average daily net assets for Class Y shares and 0.79% of the Fund’s average daily net assets for Institutional Class shares.  The expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

Sky.  Sky is an independent manager of international equities, specializing in the management of EAFE (Europe, Australasia and Far East) equities.  Sky is located at One Financial Place, 1 Adelaide Street East, Suite 2310, Toronto, Ontario, MSC 2V9, Canada.  Sky is authorized and regulated by the Ontario Securities Commission in Canada and is a registered investment adviser with the SEC.  Under the subadvisory agreement, Sky is compensated by Frontegra for its investment advisory services at the annual rate of 0.40%.  In recognition of the economies of scale that will be gained by the Fund and Frontegra, and with the exception of 401(k) plan, other defined contribution plan or insurance company investments in the Fund, Frontegra will compensate Sky an extra 0.20% of the average daily net assets of initial investments of $20,000,000 to $40,000,000, an extra 0.15% of the average daily net assets of initial investments of $40,000,001 to $60,000,000 and an extra 0.10% of the average daily net assets of initial investments of over $60,000,000.  Sky provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, Sky serves as sub-adviser to other mutual fund portfolios and other institutional investors with respect to non-North American equity investments.  As of June 30, 2007, Sky had approximately U.S. $2.4 billion under management.

Portfolio Manager.  Jennifer L. Witterick, President and Chief Executive Officer of Sky, is the sole portfolio manager for the Fund.  Ms. Witterick reviews and approves the analysts’ recommendations and makes the final buy and sell decisions for the Fund.  Ms. Witterick established Sky in 2004 to manage international equity portfolios on an outsource basis for Foyston, Gordon & Payne, an investment firm, where she was a portfolio manager from 1993 until Sky’s inception.  Ms. Witterick graduated from the University of Western Ontario and is a Chartered Financial Analyst.  She is also a past President of the Toronto Society of Financial Analysts.

The SAI provides additional information about the Fund’s portfolio manager, including other accounts managed, ownership of Fund shares and compensation.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite  500, Northbrook, Illinois, 60062 acts as the principal distributor of the Funds’ shares.  The Distributor is managed and owned by the same persons who manage and own Frontegra.  Accordingly, the Distributor and Frontegra are affiliates.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Your Account

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

Minimum Initial and Subsequent Investments.

	Minimum Initial Investments	Minimum Subsequent Investments
Class Y Shares	$1,000	$50
Institutional Class Shares	$100,000	$1,000

Initial investments must be made by wire.  Subsequent investments may be made by mail or wire.  The minimums for Class Y shares are waived for investments by qualified employee benefit plans.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The Fund currently offers two different classes of shares, Class Y shares and Institutional Class shares.  The different classes of shares represent investment in the same portfolio of securities, but are subject to different expenses.  The classes differ with respect to their minimum investments.  In addition, Class Y shares impose a Rule 12b-1 fee and shareholder servicing fee that are assessed against the assets of the Fund attributable to that class.

You may purchase Class Y shares through financial intermediaries, such as fund supermarkets, or through brokers or dealers who are authorized by Frontegra Strategies, LLC (the “Distributor”) to sell shares of the Fund (collectively, “Financial Intermediaries”).  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Initial Investments.  You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer or other financial intermediary, who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the financial intermediary to place the order with the Fund on a timely basis.

Initial Investment By Wire.  In addition, you may purchase shares of the Fund by wire.  To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or overnight deliver your account application to the Transfer Agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number  075000022

For credit to U.S. Bancorp Fund Services, LLC

Account Number  112-952-137

For further credit to Frontegra Funds, Inc.

(investor account number)

(name or account registration)

Frontegra Sky International Value Fund

Before sending any wire, please contact the Transfer Agent at 1-888-825-2100 to advise them of your intent to wire funds.  This will ensure prompt and accurate credit.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form, subject to the redemption fee described below if the shares have been held for 30 days or less.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Redemptions in Kind.  The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Redemption Fee.  A redemption fee of 2.00% will be charged on shares of the Fund redeemed (including in connection with an exchange) 30 days or less from their date of purchase.  The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee does not apply to:

•

shares purchased through certain omnibus accounts, including qualified retirement plans;

•

shares acquired through dividends or capital gains investments; or

•

shares redeemed because of death or disability.

Frontegra may, at its discretion, waive the redemption fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions that do not indicate market timing strategies.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption requests mailed or wired to a person other than the registered owner(s) of the shares;

•

for redemption requests mailed or wired to other than the address of record;

•

for redemption requests submitted within 30 days of an address change;

•

for redemption requests in the amount of $100,000 or greater;

•

when wire (bank) instructions on your account are added or changed;

•

when changing account ownership; and

•

in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in the account falls below $10,000 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Fund has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, Sky and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity;

•

the 2.00% redemption/exchange fee for redemptions or exchanges 30 days or less after purchase (determined on a first-in, first out basis); and

•

regular reports to the Board of Directors by the Fund’s Chief Compliance Officer regarding any unusual trading activity.

While the Fund seeks to detect and deter market timing activity, the Fund is limited in its ability to monitor the trading activity or enforce the Market Timing Policy with respect to individual shareholders of omnibus accounts because it does not have direct access to the underlying shareholder account information.  Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders.  The Fund may require financial intermediaries to furnish the Fund with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account.  If inappropriate trading is detected in an omnibus account, the Fund may request that the financial intermediary take action to prevent the underlying shareholder from engaging in such trading.  However, the Fund may not be able to detect and deter excessive trading practices with respect to shares held through omnibus accounts.

Distribution Arrangements

The Fund is offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Rule 12b-1 Fees.  The Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the  Investment Company Act of 1940 for the Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, the Fund pays an annual fee of up to 0.25% to the Distributor for payments to Financial Intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund.  Because these fees are paid out of the Class Y shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Servicing Fee.  Class Y shares of the Fund pay an annual shareholder servicing fee of up to 0.20% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, answering shareholder inquiries and providing other personal services to shareholders.

Payments to Financial Intermediaries.  From time to time, the Distributor or an affiliate may enter into arrangements with Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are Fund shareholders.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries from their own resources and/or, for Class Y shares, from the Fund’s shareholder servicing fee, if applicable, for services provided to clients who hold Fund shares through omnibus accounts.  In some circumstances, the Fund may directly pay the Financial Intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Fund would pay the Transfer Agent if the Financial Intermediary’s clients were direct shareholders of the Fund.  These fees are paid in addition to the fees paid under the 12b-1 Plan.

Exchange Privilege

You may exchange all or a portion of your investment from the same class of one Frontegra Fund to another.  You may also exchange between classes of the Fund or other Frontegra Funds if you meet the minimum investment requirements for the class you would like to exchange into.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange between classes or from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.  This is not a tax-free exchange.

Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

If you exchange your shares in the Fund for shares in any other Frontegra Fund, you may be subject to the redemption fee described above under “Your Account—Redemption Fee.”

Valuation Of Fund Shares

Shares of each class in the Fund are sold at their NAV.  The NAV for each class of shares of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or Sky in good faith and in accordance with procedures approved by the Fund’s Board of Directors.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Board of Directors may rely on the recommendations of a fair value pricing service it has retained to assist in valuing foreign securities.  The fair value pricing service may employ quantitative models in determining fair value.

Portfolio Holdings Disclosure Policy

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Distributions And Tax Treatement

As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

Distributions of dividend income that are not attributable to “qualified dividend income” under the Internal Revenue Code of 1986, as amended, interest income, other types of ordinary income and short-term capital gains generally are taxable to you as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares.  An exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences.

Withholding.  If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

Foreign Tax Considerations.  Some foreign governments levy withholding taxes against dividend and interest income.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.  The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund.  The Fund will notify you if it makes such an election.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Thomas J. Holmberg, Jr.	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53201-0701
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SUB-ADVISER	Ernst & Young LLP
Sears Tower
Sky Investment Counsel Inc.	233 S. Wacker Drive
One Financial Place	Chicago, Illinois 60606-6301
One Adelaide Street
Toronto, Ontario	LEGAL COUNSEL
M5C 2V9
Canada	Godfrey & Kahn, S.C.
780 N. Water Street
CUSTODIAN	Milwaukee, Wisconsin 53202

U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

Additional information regarding the Company and the Fund is included in the SAI which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments will be available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report will provide a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the Fund’s SAI and the annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.